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                                                                   Exhibit 10.28

                     MUTUAL SETTLEMENT AGREEMENT AND RELEASE

     This Mutual Settlement Agreement and Release ("Settlement Agreement") is entered into between John S. Rance, Steven E. Rance, Robert M. Upshaw, and Fernando Ficachi (referred to hereinafter as the "Rance Group") and Berthel Fisher & Company, Thomas J. Berthel, Ronald O. Brendengen, Eugene I. Davis, Thomas E. Chaplin, Guy O. Murdock, Steven J. Ehlert, Murdock Communications Corporation ("MCC") and any and all of MCC's current and former directors, officers, agents, employees, (referred to hereinafter as the "Murdock Group"). The Rance Group and Murdock Group may be referred to herein individually as the "Party" or collectively as the "Parties".

     WHEREAS, all of the Rance Group except Ficachi filed a complaint against the Murdock Group in United States District Court, Southern District of Iowa, File No. 4-01 CV 90030 (Consolidated), asserting multiple claims including violation of: (1) federal and state securities and corporate laws; (2) violation of the Securities Act of 1933; (3) fraud; (4) negligence; (5) negligent misrepresentation; (6) tortious interference with a contract or business advantage; and (7) fraud for concealment of material fact; and any other claims set out in the third-party complaint which is hereby incorporated by reference (the "Third-Party Complaint"); and

     WHEREAS, John S. Rance contends that he either possesses or did possess four (4) MCC promissory notes (hereinafter, the term "Notes" shall mean for purposes of this Settlement Agreement, each and every MCC promissory note issued to and/or in the possession of John S. Rance, Steven E. Rance, Robert M. Upshaw, Fernando Ficachi, and shall include, but not be limited to, all of the notes listed in Exhibit "D"

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hereto), executed by Thomas E. Chaplin on behalf of MCC under which he has filed or may file various causes of action against the Murdock Group, which Notes he contends have face values of $500,000, $300,000, $200,000 and $350,000; and

     WHEREAS, Steven E. Rance contends that he either possesses or did possess four (4) Notes executed by Thomas E. Chaplin on behalf of MCC under which he has filed or may file various causes of action against the Murdock Group, which Notes he contends have face values of $500,000, $300,000, $200,000 and $350,000;
and

     WHEREAS, Robert M. Upshaw contends that he either possesses or did possess three (3) Notes executed by Thomas E. Chaplin on behalf of MCC under which he has filed or may file various causes of action against the Murdock Group, which Notes he contends have face values of $300,000, $200,000 and $350,000; and

     WHEREAS, Fernando Ficachi contends that he either possesses or did possess a Note executed by Thomas E. Chaplin on behalf of MCC under which he may file various causes of action against the Murdock Group, which Note he contends has a face value of $500,000; and

     WHEREAS, each member of the Murdock Group has filed Motions to Dismiss on certain of the claims which are currently pending before the Court; and

     WHEREAS, the Parties deny that any of their conduct was improper or illegal in any way and further deny that the other Party is entitled to any damages under any legal theory and/or relating to the conduct of any person or entity associated with the other Party; and

     WHEREAS, on December 19, 2001, MCC entered into an Agreement and Plan of Merger, as amended (the "Merger Agreement") with Polar Molecular Corporation

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("Polar") providing for the Merger of a wholly-owned subsidiary of MCC with and into Polar (the "Merger"); and

     WHEREAS, under the terms of the Merger, the Merger must become effective ("Effective Time") before the expiration date set forth in the Merger Agreement, unless otherwise amended by the Parties thereto (the "Expiration Date"); and

     WHEREAS, after performing independent due diligence the Murdock Group believes that the consummation of the Merger will provide it with an economic benefit; and

     WHEREAS, after performing independent due diligence, the Rance Group believes that the consummation of the Merger will provide it with an economic benefit; and

     WHEREAS, each of the Parties has separately and independently performed its own due diligence, and both the Murdock Group and the Rance Group believe that the pending and/or potential litigation will be detrimental to the consummation of the Merger, including but not limited to, any potential claims by Ficachi; claims related to certain MCC Notes now in the possession of the Federal Deposit Insurance Corporation's ("FDIC") successors; and claims related to certain MCC Notes which exist and are not in the possession of the FDIC's successors; and

     WHEREAS, the Parties desire to settle and compromise any and all claims they have or may have against each other amicably, including but not limited to, those disputes related to any actual claims and/or any potential claims related to the Notes or transactions connected with the Notes; and

                                       3

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     WHEREAS, there may be additional Notes executed by various members of the
Murdock Group, in the possession of the FDIC or other institutions or individuals and each Party recognizes that any claims it may have against any other Party hereto with respect to any such outstanding Notes will also be extinguished by this settlement; and

     WHEREAS, the boards of directors of the corporate entities being released herein have authorized, by resolution, the approval of the Merger and this Settlement Agreement; and

     WHEREAS, all Parties wish to avoid protracted and expensive litigation and wish to allow the Merger to consummate and believe that this settlement provides sufficient and valuable consideration to all Parties;

     NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to settle any and all differences between them as follows:

         1. Consideration. As consideration for the Rance Group's agreement to enter into this Settlement Agreement, the Murdock Group (through MCC) will provide to the Rance Group FIVE HUNDRED SEVENTEEN THOUSAND (517,000) shares of common stock of MCC, no par value per share (the "MCC Common Stock"), which shares shall be distributed to the Rance Group on a pro-rata basis as set forth in Exhibit "A" hereto (the "Rance Group's Consideration"). Notwithstanding the prior sentence, in the event that the Murdock Group provides to the Parties listed on Exhibit "B" hereto more than 250,000 shares as settlement and release of any pending or actual claims by those persons on Exhibit "B", then for each additional share in excess of 250,000

                                       4

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shares, two (2) additional shares of the MCC Common Stock shall be distributed to, on a pro-rata basis, the Rance Group listed on Exhibit "A" hereto. The Parties agree that each of them and all of them collectively receive an economic benefit by virtue of this settlement. At or prior to the Closing of the Merger, and in accordance with the Offering Memorandum attached hereto as Exhibit "C" and each member of the Rance Group's subscription therefor, MCC shall deliver to the Escrow Agent pursuant to and as defined in Exhibit "6" of the Offering Memorandum, Five Hundred Seventeen Thousand (517,000) authorized shares of MCC Common Stock. The Parties agree that: (a) the MCC Common Stock shall be offered and issued to the Rance Group under the private offering exemptions from registration available under the Securities Act and the laws of the States in which the Shares will be sold, and that the Shares offered pursuant to Exhibit "C" hereto will not, prior to issuance, be registered under the Securities Act or under the securities laws of any state or other jurisdiction. As a result, the Shares as initially issued cannot be transferred without registration under the Securities Act and applicable state securities laws or an exemption therefrom, and the Shares will be "restricted securities" as that term is defined in Rule 144 under the Securities Act; and (b) MCC shall register with the Securities and Exchange Commission the resale by the Rance Group of the shares prior to the closing of the Merger, (at MCC's sole expense, which registration may also include any other securities to be sold by MCC, and successor of MCC or any other security holder of MCC or any successor of MCC), and the registration shall cause the shares to be freely tradable by the Rance Group at or prior to the closing of the Merger; and (c) that none of the attorneys, including but not limited to ARENSON & ZIMMERMANN, P.L.C.,

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BRIGGS AND MORGAN, SIMMONS, PERRINE, ALBRIGHT & ELLWOOD, P.L.C., AND FIEGEN LAW
FIRM, P.C., that represent any of the Murdock Group entities (as defined in this Agreement) (i) have been involved in the offer and sale of securities, (ii) conducted due diligence on, (iii) passed upon the facts or legality of, (iv) or rendering an opinion upon the Offering Memorandum, (v) or are recommending or endorsing the Offering Memorandum to the Rance Group. The Rance Group's decision to invest in the offering made pursuant to the Offering Memorandum is based solely upon their respective independent review and consideration of their individual investment objectives, risk tolerances, financial conditions and liquidity needs. The attorneys representing the various entities comprising the Murdock Group have not advised the members of the Rance Group and will not advise the members of the Rance Group as to the nature, potential, value or suitability of the securities offered through the Offering Memorandum or an investment in any security issued by MCC, and the Rance Group acknowledges that it has not relied upon any representations of the attorneys in evaluating or accepting any offer to purchase securities, and understands that none of the attorneys are rendering any opinions as to the propriety of the disclosures in the Offering Memorandum and its exhibits. By executing the Settlement Agreement, the members of the Rance Group acknowledge and agree to be bound by this disclosure.

     2. Payment of the Rance Group's Consideration. At the time this Settlement Agreement is executed by all of the Parties hereto, the Murdock Group shall deposit with the Escrow Agent, pursuant to the Escrow Agreement in Exhibit "6" of the Offering Memorandum, the Rance Group's Consideration set forth in Paragraph 1, above. At the Effective Time, the Escrow Agent shall make a distribution of the Rance Group's

                                       6

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Consideration to the Rance Group, or its designee, pursuant to the schedule set forth in Exhibit "A" hereto. The Murdock Group shall distribute no shares to those persons listed on Exhibit "B" hereto until the Effective Time.

     3. Tax Treatment. The Rance Group acknowledge that the Murdock Group have made no representations or warranties whatsoever concerning the treatment for tax purposes of any of the Rance Group's Consideration provided pursuant to this Settlement Agreement, that they have not relied upon any such representations or warranties, and that the terms of this Settlement Agreement are not intended to guarantee any particular tax treatment with regard to any of the Rance Group's Consideration provided pursuant to this Settlement Agreement.

     4. Mutual Release of Claims ("Release"). Upon fulfillment of the obligations of each of the Rance Group and Murdock Group as set forth in this Settlement Agreement, the Parties are hereby: (a) each by the other released, acquitted, and forever discharged, together with their respective parent companies, subsidiaries, affiliates, officers, directors, employees, agents, servants, all persons and entities in privy with them, or any of them, their heirs, assigns and predecessors or successors in interest; and (b) the Parties covenant not to institute, prosecute, or in any way aid in the institution or prosecution of any and all claims, complaints, causes of action or demands of whatever kind which they now have, had in the past, at common law, statutory law or otherwise, against each other arising out of or from any actions, conduct, decisions, behavior or events occurring up to or on the date of their signatures on this Settlement Agreement, including but not limited to, those claims set forth in the action against the Murdock Group in United States District Court, Southern District of Iowa, File No. 4-01

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

CV 90030 (Consolidated), and including but not limited to any claims related to the Notes, irrespective of whether the Notes are reflected on the books of MCC. BY THIS RELEASE, THE PARTIES GIVE UP ANY RIGHT TO MAKE OR CONTINUE TO PURSUE ANY CLAIM, BRING OR MAINTAIN A LAWSUIT, FILE ANY ADMINISTRATIVE CLAIM, OR OTHERWISE SEEK MONEY DAMAGES, EQUITABLE RELIEF, OR COURT ORDERS AGAINST THE OTHER PARTY FOR ANY KNOWN OR UNKNOWN CLAIMS ACCRUED PRIOR TO THE EXECUTION OF THIS SETTLEMENT AGREEMENT.

     5. Dissolution of Settlement Agreement on Failure of Merger. Notwithstanding anything to the contrary in this Settlement Agreement, or in any of the terms of this Settlement Agreement, the Parties hereto agree that if the Merger does not become effective pursuant to the terms of the Merger Agreement, then this Settlement Agreement shall dissolve and terminate, and each and every one of the Parties to this Settlement Agreement shall be released from any and all of that party's obligations and duties hereunder.

     6. Stay of Litigation. The Parties hereto shall take all necessary steps to stay the litigation related to the Third-Party Complaint pending in the United States District Court, Southern District of Iowa, File No. 4-01 CV 90030 (Consolidated) pending consummation of the Merger, except that the Murdock Group shall not be required to agree to the extension of any statutes of limitations except for that period of time during which the action was stayed by Court Order. Notwithstanding the prior sentence, all statutes of limitation defenses of the Murdock Group which are pending before the Court in the Murdock Group's Motion to Dismiss at the time this Settlement Agreement is executed shall be preserved.

     7. Dismissal with Prejudice. The Parties will, contemporaneously with the execution of this Settlement Agreement, execute a stipulated Dismissal with Prejudice the Third-Party Complaint, which shall be held in escrow by the Escrow Agent until the Closing of the Merger. Upon Closing of the Merger, the Escrow Agent shall file the stipulated Motion to Dismiss with Prejudice in the form attached hereto as Exhibit "E". The stipulation will be filed and submitted to the Court for approval within three (3) days after the consummation of the Merger. It is understood by all Parties hereto that the Court's dismissal of the Third-Party Complaint may be a condition precedent to the viability of the Merger. The Parties hereby stipulate that each will be responsible for its/his own costs and attorneys fees.

     8. No Admission of Liability. Nothing contained in this agreement or in the discussions preparatory to this agreement shall be construed to constitute any admission of liability on the part of the Parties, and this document, in whole or in part, shall not be offered or referred to in any claim or action by any Party against any of the other Parties for any purpose whatsoever under Federal Rule of Evidence 408 and analogous state rules.

     9. No Third-Party Benefit/Representation and Warranty. Nothing in this Settlement Agreement shall be deemed to create any right or obligation in any person not a Party hereto and this Settlement Agreement shall not be construed otherwise in any respect to be a contract or agreement, in whole or in part, for the benefit of or binding upon any person not a party hereto. Each Party to this Agreement represents and warrants that no other person or entity has any interest in the cause of action involved in this Settlement Agreement and it has not assigned, sold, transferred, or

                                       9

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otherwise disposed of any of the claims or causes of action referred to in this
Settlement Agreement.

     10. Voluntary Agreement. The Parties have read this Settlement Agreement and understand its terms. The Parties also acknowledge that they have signed this Settlement Agreement voluntarily, that they have had the opportunity to consult with legal counsel and that the Parties have had the advice of such counsel.

     11. Entire Agreement. The Parties intend that the terms of this Settlement Agreement shall be the final expression of their agreement with respect to the subject matter hereof and represents the culmination of all discussions and communications between and amongst the Parties and may not be contradicted by evidence of any prior or contemporaneous agreement. No modification or amendment to this Settlement Agreement shall be valid or binding unless contained in a written instrument and signed by all of the Parties hereto.

     12. Severability. If any provision of this Settlement Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Settlement Agreement and such provisions as applied to other persons, places, and circumstances shall remain in full force and effect.

     13. Counterparts. This Settlement Agreement may be executed in two or more counterparts, each one of which shall be an original and all of which together shall constitute one and the same instrument.

     14. Governing Law. This Settlement Agreement shall be interpreted according to the laws of the State of Iowa in the United States of America, and the Parties agree

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that exclusive jurisdiction and venue shall be in the federal or state courts situated in Linn County, Iowa. Any action brought after entry of the Order of Dismissal with respect to the Settlement Agreement or the Order of Dismissal, including an action to set aside the Order of Dismissal shall be brought pursuant to Fed. R. Civ. P. 60(b).

     15. Assigns and Successors. Notwithstanding the provisions in Paragraph 9, this Settlement Agreement shall be binding upon the Parties hereto and their subsidiaries, affiliates, officers, directors, employees, agents, assigns, insurers, and predecessors or successors in interest of any sort.

     16. Construction of Settlement Agreement. The Parties hereto agree and stipulate that this Settlement Agreement is a product of, and has been drafted by, all of the attorneys for the Parties. The rule of construction which provides that where there is ambiguity the agreement shall be construed against the drafting party shall specifically not apply to this agreement.

     17. Headings. The section and paragraph headings appearing in this agreement are inserted for the purpose of convenience and ready reference. They do not purport to define, limit, or extend the scope or intent of the language of the sections and paragraphs to which they pertain.

                            [Signature Page Follows]

BY SIGNING BELOW EACH OF THE PARTIES HAS INDICATED THEIR AGREEMENT TO THIS MUTUAL SETTLEMENT AGREEMENT AND RELEASE.

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     IN WITNESS WHEREOF, the Parties have executed this Settlement Agreement as of the day and year set forth below.

                       THE MURDOCK GROUP AND ITS ATTORNEYS


/s/ Wayne Wright                                    Date                 , 2002
------------------------------------                    -----------------
For Murdock Communications Corporation
By its Principal Accounting Officer, Wayne Wright
c/o ARENSON & ZIMMERMANN, PLC
101 Second Street, SE
Suite 904
Cedar Rapids, IA  52401


/s/ Eugene I. Davis                                 Date                 , 2002
------------------------------------                    -----------------
Eugene I. Davis, an Individual
Five Canoe Brook Drive
Livingston, NJ 07039
PH: C/O: 319-363-8199


AS TO FORM AND CONTENT:


/s/ James H. Arenson                                Date                 , 2002
------------------------------------                    -----------------
James H. Arenson, Esq.
ARENSON & ZIMMERMANN, P.L.C.
101 Second Street, SE
Suite 904
Cedar Rapids, IA 52401
PH: 319-363-8199
ATTORNEY FOR MURDOCK COMMUNICATIONS CORPORATION AND EUGENE I. DAVIS.
AS TO FORM AND CONTENT:


/s/ Richard H. Zimmermann                           Date                 , 2002
------------------------------------                    -----------------

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Richard H. Zimmermann, Esq.
ARENSON & ZIMMERMANN, P.L.C.
101 Second Street, SE
Suite 904
Cedar Rapids, IA 52401
PH: 319-363-8199
ATTORNEY FOR MURDOCK COMMUNICATIONS CORPORATION AND EUGENE I. DAVIS.


/s/ Thomas J. Berthel                               Date                 , 2002
------------------------------------                    -----------------
For Berthel Fisher & Company
By its President, Thomas J. Berthel
701 Tama Street, Building B
P. O. Box 609
Marion, IA 52302-0609
PH: 319-447-5700


/s/ Ronald O. Brendengen                            Date                 , 2002
------------------------------------                    -----------------
Ronald O. Brendengen, an Individual
c/o 701 Tama Street, Building B
P. O. Box 609
Marion, IA 52302-0609
PH: 319-447-5700


/s/ Thomas J. Berthel                               Date                 , 2002
------------------------------------                    -----------------
Thomas J. Berthel, an Individual
c/o 701 Tama Street, Building B
P. O. Box 609
Marion, IA 52302-0609
PH: 319-447-5700

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AS TO FORM AND CONTENT:


/s/ Stephen J. Holtman                              Date                 , 2002
------------------------------------                    -----------------
Stephen J. Holtman, Esq.
SIMMONS, PERRINE, ALBRIGHT & ELLWOOD, P.L.C.
115 Third Street, SE
Suite 1200
Cedar Rapids, IA 52401-1266
PH: 319-366-7641
ATTORNEY FOR BERTHEL FISHER & COMPANY/THOMAS J. BERTHEL/RONALD O. BRENDENGEN.


AS TO FORM AND CONTENT:


/s/ Leonard T. Strand                               Date                 , 2002
------------------------------------                    -----------------
Leonard T. Strand, Esq.
SIMMONS, PERRINE, ALBRIGHT & ELLWOOD, P.L.C.
115 Third Street, SE
Suite 1200
Cedar Rapids, IA 52401-1266
PH: 319-366-7641
ATTORNEY FOR BERTHEL FISHER & COMPANY/THOMAS J. BERTHEL/RONALD O. BRENDENGEN.


/s/ Steven R. Ehlert                                Date                 , 2002
------------------------------------                    -----------------
Steven R. Ehlert, an Individual
c/o FIEGEN LAW FIRM, P.C.
316 Eighth Avenue, SE
P. O. Box 2849
Cedar Rapids, IA 52406-2849
PH: C/O: 319-362-6063

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AS TO FORM AND CONTENT:


/s/ Thomas L. Feigen                                Date                 , 2002
------------------------------------                    -----------------
Thomas L. Fiegen, Esq.
FIEGEN LAW FIRM, P.C.
316 Eighth Avenue, SE
P. O. Box 2849
Cedar Rapids, IA 52406-2849
PH: 319-362-6063
ATTORNEY FOR STEVEN R. EHLERT.


/s/ Guy O. Murdock                                  Date                 , 2002
------------------------------------                    -----------------
Guy O. Murdock, an Individual
1824 Ellis Blvd. NW
Cedar Rapids, IA  52405
PH:  319-721-0519


AS TO FORM AND CONTENT:


/s/ Frank Taylor                                    Date                , 2002
------------------------------------                    -----------------
Frank Taylor, Esq.
Patrick Williams, Esq.
BRIGGS & MORGAN
2400 IDS Center
80 South 8th Street
Minneapolis, MN 55402
PH: 612-334-8445
ATTORNEYS FOR GUY O. MURDOCK.


/s/ Thomas E. Chaplin                               Date                 , 2002
------------------------------------                    -----------------
Thomas E. Chaplin, an Individual
6100 Frost Place
Laurel, MD 20707
PH: 240-456-4374

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                        THE RANCE GROUP AND ITS ATTORNEYS


/s/ John S. Rance                                   Date                 , 2002
------------------------------------                    -----------------
John S. Rance, an Individual
16931 Roundhill Drive
Huntington Beach, CA 92649
PH: 714-942-8781


/s/ Steven E. Rance                                 Date                 , 2002
------------------------------------                    -----------------
Steven E. Rance, an Individual
12004 SW Sylvania Ct.
Portland, OR 97219
PH: 503-245-5203


/s/ Robert M. Upshaw                                Date                 , 2002
------------------------------------                    -----------------
Robert M. Upshaw, an Individual
2127 Glasgow
Cardiff By The Sea, CA 92007
PH:  760-942-8781


AS TO FORM AND CONTENT:


/s/ David Stroud                                    Date                 , 2002
------------------------------------                    -----------------
David Stroud, Esq.
1920 Main Street, Suite 210
Irvine, CA 92614-7223
PH: 949-955-3283
ATTORNEY FOR RANCE GROUP- JOHN RANCE, STEVEN E. RANCE, AND ROBERT M. UPSHAW.


/s/ Fernando Ficachi                                Date                 , 2002
------------------------------------                    -----------------
Fernando Ficachi, an Individual
Isla Dorada
#8 Isla Brujas, Cancun, Mexico, CP 77500.
PH: 011-52-98-83-5554

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